 Exhibit 4.1C

FOURTEENTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2022)

THIS FOURTEENTH SUPPLEMENTAL INDENTURE (this “Fourteenth Supplemental Indenture”) is dated as of April 1, 2015, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the entities listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of October 4, 2010 (as supplemented by that First Supplemental Indenture, dated as of January 13, 2011, that Second Supplemental Indenture, dated as of June 10, 2011, that Third Supplemental Indenture, dated as of July 2, 2012, that Fourth Supplemental Indenture, dated as of August 9, 2012, that Fifth Supplemental Indenture, dated as of September 24, 2012, that Sixth Supplemental Indenture, effective as of December 31, 2012, that Seventh Supplemental Indenture, dated as of August 1, 2013, that Eighth Supplemental Indenture dated as of October 23, 2013, that Ninth Supplemental Indenture dated as of February 14, 2014, that Tenth Supplemental Indenture dated as of June 27, 2014, that Eleventh Supplemental Indenture dated as of November 25, 2014, that Twelfth Supplemental Indenture dated as of January 23, 2015, and that Thirteenth Supplemental Indenture effective as of March 2, 2015; the “Indenture”) providing for the issuance of the Issuer’s 6-3/4% Senior Notes due 2022 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has created or acquired the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

[14th  Supplemental Indenture – 2022 Notes]

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
AMENDMENT TO GUARANTEE. The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors. Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.
NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member or manager of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Fourteenth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Fourteenth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Fourteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourteenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

[14th  Supplemental Indenture – 2022 Notes]

 Exhibit 4.1C

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER: OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation
By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS: OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:	Omega Healthcare Investors, Inc. as General Partner

By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

[Signature Page – 14th  Supplemental Indenture – 2022 Notes]

NEW SUBSIDIARIES: ON BEHALF OF EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE II
By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

[Signatures continued on the following page]

[Signature Page – 14th  Supplemental Indenture – 2022 Notes]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ David Ferrell
Name: David Ferrell Title: Vice President

[Signature Page – 14th  Supplemental Indenture – 2022 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	11900 East Artesia Boulevard, LLC
2.	1200 Ely Street Holdings Co. LLC
3.	13922 Cerise Avenue, LLC
4.	1628 B Street, LLC
5.	2400 Parkside Drive, LLC
6.	2425 Teller Avenue, LLC
7.	245 East Wilshire Avenue, LLC
8.	3806 Clayton Road, LLC
9.	42235 County Road Holdings Co. LLC
10.	48 High Point Road, LLC
11.	523 Hayes Lane, LLC
12.	637 East Romie Lane, LLC
13.	Arizona Lessor - Infinia, LLC
14.	Bala Cynwyd Real Estate, LP
15.	Bayside Colorado Healthcare Associates, LLC
16.	Bayside Street II, LLC
17.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
18.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
19.	Carnegie Gardens LLC
20.	CFG 2115 Woodstock Place LLC
21.	Colonial Gardens, LLC
22.	Colorado Lessor - Conifer, LLC
23.	CSE Albany LLC
24.	CSE Amarillo LLC
25.	CSE Arden L.P.
26.	CSE Augusta LLC
27.	CSE Bedford LLC
28.	CSE Blountville LLC
29.	CSE Bolivar LLC
30.	CSE Cambridge LLC
31.	CSE Cambridge Realty LLC
32.	CSE Camden LLC
33.	CSE Canton LLC
34.	CSE Casablanca Holdings II LLC
35.	CSE Casablanca Holdings LLC
36.	CSE Cedar Rapids LLC
37.	CSE Centennial Village, LP
38.	CSE Chelmsford LLC
39.	CSE Chesterton LLC
40.	CSE Claremont LLC
41.	CSE Corpus North LLC
42.	CSE Denver Iliff LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 1

43.	CSE Denver LLC
44.	CSE Douglas LLC
45.	CSE Elkton LLC
46.	CSE Elkton Realty LLC
47.	CSE Fairhaven LLC
48.	CSE Fort Wayne LLC
49.	CSE Frankston LLC
50.	CSE Georgetown LLC
51.	CSE Green Bay LLC
52.	CSE Hilliard LLC
53.	CSE Huntingdon LLC
54.	CSE Huntsville LLC
55.	CSE Indianapolis-Continental LLC
56.	CSE Indianapolis-Greenbriar LLC
57.	CSE Jacinto City LLC
58.	CSE Jefferson City LLC
59.	CSE Jeffersonville-Hillcrest Center LLC
60.	CSE Jeffersonville-Jennings House LLC
61.	CSE Kerrville LLC
62.	CSE King L.P.
63.	CSE Kingsport LLC
64.	CSE Knightdale L.P.
65.	CSE Lake City LLC
66.	CSE Lake Worth LLC
67.	CSE Lakewood LLC
68.	CSE Las Vegas LLC
69.	CSE Lawrenceburg LLC
70.	CSE Lenoir L.P.
71.	CSE Lexington Park LLC
72.	CSE Lexington Park Realty LLC
73.	CSE Ligonier LLC
74.	CSE Live Oak LLC
75.	CSE Lowell LLC
76.	CSE Marianna Holdings LLC
77.	CSE Memphis LLC
78.	CSE Mobile LLC
79.	CSE Moore LLC
80.	CSE North Carolina Holdings I LLC
81.	CSE North Carolina Holdings II LLC
82.	CSE Omro LLC
83.	CSE Orange Park LLC
84.	CSE Orlando-Pinar Terrace Manor LLC
85.	CSE Orlando-Terra Vista Rehab LLC
86.	CSE Pennsylvania Holdings, LP
87.	CSE Piggott LLC
88.	CSE Pilot Point LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 2

89.	CSE Pine View LLC
90.	CSE Ponca City LLC
91.	CSE Port St. Lucie LLC
92.	CSE Richmond LLC
93.	CSE Ripley LLC
94.	CSE Ripon LLC
95.	CSE Safford LLC
96.	CSE Salina LLC
97.	CSE Seminole LLC
98.	CSE Shawnee LLC
99.	CSE Spring Branch LLC
100.	CSE Stillwater LLC
101.	CSE Taylorsville LLC
102.	CSE Texarkana LLC
103.	CSE Texas City LLC
104.	CSE The Village LLC
105.	CSE Upland LLC
106.	CSE Walnut Cove L.P.
107.	CSE West Point LLC
108.	CSE Whitehouse LLC
109.	CSE Williamsport LLC
110.	CSE Winter Haven LLC
111.	CSE Woodfin L.P.
112.	CSE Yorktown LLC
113.	Delta Investors I, LLC
114.	Delta Investors II, LLC
115.	Desert Lane LLC
116.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
117.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
118.	Encanto Senior Care, LLC
119.	Florida Lessor – Meadowview, LLC
120.	Florida Real Estate Company, LLC
121.	Georgia Lessor - Bonterra/Parkview, LLC
122.	Golden Hill Real Estate Company, LLC
123.	Greenbough, LLC
124.	Hot Springs Atrium Owner, LLC
125.	Hot Springs Cottages Owner, LLC
126.	Hot Springs Marina Owner, LLC
127.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
128.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
129.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
130.	Indiana Lessor – Wellington Manor, LLC
131.	LAD I Real Estate Company, LLC
132.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 3

133.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
134.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
135.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
136.	North Las Vegas LLC
137.	NRS Ventures, L.L.C.
138.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
139.	OHI (Connecticut), LLC
140.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
141.	OHI (Indiana), LLC
142.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
143.	OHI Asset (AR) Ash Flat, LLC
144.	OHI Asset (AR) Camden, LLC
145.	OHI Asset (AR) Conway, LLC
146.	OHI Asset (AR) Des Arc, LLC
147.	OHI Asset (AR) Hot Springs, LLC
148.	OHI Asset (AR) Malvern, LLC
149.	OHI Asset (AR) Mena, LLC
150.	OHI Asset (AR) Pocahontas, LLC
151.	OHI Asset (AR) Sheridan, LLC
152.	OHI Asset (AR) Walnut Ridge, LLC
153.	OHI Asset (AZ) Austin House, LLC
154.	OHI Asset (CA), LLC
155.	OHI Asset (CO), LLC
156.	OHI Asset (CT) Lender, LLC
157.	OHI Asset (FL) Lake Placid, LLC
158.	OHI Asset (FL) Lender, LLC
159.	OHI Asset (FL), LLC
160.	OHI Asset (GA) Macon, LLC
161.	OHI Asset (GA) Moultrie, LLC
162.	OHI Asset (GA) Snellville, LLC
163.	OHI Asset (ID) Holly, LLC
164.	OHI Asset (ID) Midland, LLC
165.	OHI Asset (ID), LLC
166.	OHI Asset (IL), LLC
167.	OHI Asset (IN) American Village, LLC
168.	OHI Asset (IN) Anderson, LLC
169.	OHI Asset (IN) Beech Grove, LLC
170.	OHI Asset (IN) Clarksville, LLC
171.	OHI Asset (IN) Clinton, LLC
172.	OHI Asset (IN) Connersville, LLC
173.	OHI Asset (IN) Crown Point, LLC
174.	OHI Asset (IN) Eagle Valley, LLC
175.	OHI Asset (IN) Elkhart, LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 4

176.	OHI Asset (IN) Forest Creek, LLC
177.	OHI Asset (IN) Fort Wayne, LLC
178.	OHI Asset (IN) Franklin, LLC
179.	OHI Asset (IN) Greensburg, LLC
180.	OHI Asset (IN) Indianapolis, LLC
181.	OHI Asset (IN) Jasper, LLC
182.	OHI Asset (IN) Kokomo, LLC
183.	OHI Asset (IN) Lafayette, LLC
184.	OHI Asset (IN) Madison, LLC
185.	OHI Asset (IN) Monticello, LLC
186.	OHI Asset (IN) Noblesville, LLC
187.	OHI Asset (IN) Rosewalk, LLC
188.	OHI Asset (IN) Salem, LLC
189.	OHI Asset (IN) Seymour, LLC
190.	OHI Asset (IN) Spring Mill, LLC
191.	OHI Asset (IN) Terre Haute, LLC
192.	OHI Asset (IN) Wabash, LLC
193.	OHI Asset (IN) Westfield, LLC
194.	OHI Asset (IN) Zionsville, LLC
195.	OHI Asset (LA), LLC
196.	OHI Asset (MD), LLC
197.	OHI Asset (MI) Heather Hills, LLC
198.	OHI Asset (MI), LLC
199.	OHI Asset (MO), LLC
200.	OHI Asset (MS) Byhalia, LLC
201.	OHI Asset (MS) Cleveland, LLC
202.	OHI Asset (MS) Clinton, LLC
203.	OHI Asset (MS) Columbia, LLC
204.	OHI Asset (MS) Corinth, LLC
205.	OHI Asset (MS) Greenwood, LLC
206.	OHI Asset (MS) Grenada, LLC
207.	OHI Asset (MS) Holly Springs, LLC
208.	OHI Asset (MS) Indianola, LLC
209.	OHI Asset (MS) Natchez, LLC
210.	OHI Asset (MS) Picayune, LLC
211.	OHI Asset (MS) Vicksburg, LLC
212.	OHI Asset (MS) Yazoo City, LLC
213.	OHI Asset (NC) Wadesboro, LLC
214.	OHI Asset (OH) Lender, LLC
215.	OHI Asset (OH), LLC
216.	OHI Asset (OR) Portland, LLC
217.	OHI Asset (OR) Troutdale, LLC
218.	OHI Asset (PA) GP, LLC
219.	OHI Asset (PA), LP
220.	OHI Asset (PA) West Mifflin, LP
221.	OHI Asset (PA), LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 5

222.	OHI Asset (SC) Aiken, LLC
223.	OHI Asset (SC) Anderson, LLC
224.	OHI Asset (SC) Easley Anne, LLC
225.	OHI Asset (SC) Easley Crestview, LLC
226.	OHI Asset (SC) Edgefield, LLC
227.	OHI Asset (SC) Greenville Griffith, LLC
228.	OHI Asset (SC) Greenville Laurens, LLC
229.	OHI Asset (SC) Greenville North, LLC
230.	OHI Asset (SC) Greenville, LLC
231.	OHI Asset (SC) Greer, LLC
232.	OHI Asset (SC) Marietta, LLC
233.	OHI Asset (SC) McCormick, LLC
234.	OHI Asset (SC) Orangeburg, LLC
235.	OHI Asset (SC) Pickens East Cedar, LLC
236.	OHI Asset (SC) Pickens Rosemond, LLC
237.	OHI Asset (SC) Piedmont, LLC
238.	OHI Asset (SC) Simpsonville SE Main, LLC
239.	OHI Asset (SC) Simpsonville West Broad, LLC
240.	OHI Asset (SC) Simpsonville West Curtis, LLC
241.	OHI Asset (TN) Bartlett, LLC
242.	OHI Asset (TN) Collierville, LLC
243.	OHI Asset (TN) Jefferson City, LLC
244.	OHI Asset (TN) Memphis, LLC
245.	OHI Asset (TN) Rogersville, LLC
246.	OHI Asset (TX) Anderson, LLC
247.	OHI Asset (TX) Bryan, LLC
248.	OHI Asset (TX) Burleson, LLC
249.	OHI Asset (TX) College Station, LLC
250.	OHI Asset (TX) Comfort, LLC
251.	OHI Asset (TX) Diboll, LLC
252.	OHI Asset (TX) Granbury, LLC
253.	OHI Asset (TX) Hondo, LLC
254.	OHI Asset (TX) Italy, LLC
255.	OHI Asset (TX) Winnsboro, LLC
256.	OHI Asset (TX), LLC
257.	OHI Asset (UT) Ogden, LLC
258.	OHI Asset (UT) Provo, LLC
259.	OHI Asset (UT) Roy, LLC
260.	OHI Asset (VA) Charlottesville, LLC
261.	OHI Asset (VA) Farmville, LLC
262.	OHI Asset (VA) Hillsville, LLC
263.	OHI Asset (VA) Rocky Mount, LLC
264.	OHI Asset (WA) Battle Ground, LLC
265.	OHI Asset (WV) Danville, LLC
266.	OHI Asset (WV) Ivydale, LLC
267.	OHI Asset CHG ALF, LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 6

268.	OHI Asset CSB LLC
269.	OHI Asset CSE – E, LLC
270.	OHI Asset CSE – U, LLC
271.	OHI Asset CSE–E Subsidiary, LLC
272.	OHI Asset CSE–U Subsidiary, LLC
273.	OHI Asset HUD CFG, LLC
274.	OHI Asset HUD Delta, LLC
275.	OHI Asset HUD SF CA, LLC
276.	OHI Asset HUD SF, LLC
277.	OHI Asset HUD WO, LLC
278.	OHI Asset II (CA), LLC
279.	OHI Asset II (FL), LLC
280.	OHI Asset II (PA), LP
281.	OHI Asset III (PA), LP
282.	OHI Asset IV (PA) Silver Lake Trust
283.	OHI Asset Management, LLC
284.	OHI Asset RO PMM Services, LLC
285.	OHI Asset RO, LLC
286.	OHI Asset, LLC
287.	OHI Healthcare Properties Holdco, Inc.
288.	OHI Healthcare Properties Limited Partnership
289.	OHI Mezz Lender, LLC
290.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
291.	OHIMA, LLC (f/k/a OHIMA, Inc.)
292.	Omega TRS I, Inc.
293.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
294.	Panama City Nursing Center LLC
295.	Pavillion North Partners, LLC
296.	Pavillion North, LLP
297.	Pavillion Nursing Center North, LLC
298.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
299.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
300.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
301.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
302.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
303.	PV Realty–Willow Tree, LLC
304.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
305.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc. )
306.	Skyler Maitland LLC
307.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 7

308.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
309.	Sterling Acquisition, LLC
310.	Suwanee, LLC
311.	Texas Lessor – Stonegate GP, LLC
312.	Texas Lessor – Stonegate, Limited, LLC
313.	Texas Lessor – Stonegate, LP
314.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
315.	Washington Lessor – Silverdale, LLC
316.	Wilcare, LLC

[Schedule 1 – 14th Supplemental Indenture – 2022 Notes]

Schedule I Page 8

Schedule II

NEW SUBSIDIARIES

1.	446 Sycamore Road, L.L.C.
2.	Alamogordo Aviv, L.L.C.
3.	Albany Street Property, L.L.C.
4.	Arkansas Aviv, L.L.C.
5.	Arma Yates, L.L.C.
6.	Avery Street Property, L.L.C
7.	Aviv Asset Management, L.L.C.
8.	Aviv Financing I, L.L.C.
9.	Aviv Financing II, L.L.C.
10.	Aviv Financing III, L.L.C.
11.	Aviv Financing IV, L.L.C.
12.	Aviv Financing V, L.L.C.
13.	Aviv Foothills, L.L.C.
14.	Aviv Healthcare Capital Corporation
15.	Aviv Healthcare Properties Operating Partnership I, L.P.
16.	Aviv Liberty, L.L.C.
17.	Avon Ohio, L.L.C.
18.	Belleville Illinois, L.L.C.
19.	Bellingham II Associates, L.L.C.
20.	Bethel ALF Property, L.L.C.
21.	BHG Aviv, L.L.C.
22.	Biglerville Road, L.L.C.
23.	Bonham Texas, L.L.C.
24.	Bradenton ALF Property, L.L.C.
25.	Burton NH Property, L.L.C.
26.	California Aviv Two, L.L.C.
27.	California Aviv, L.L.C.
28.	Camas Associates, L.L.C.
29.	Casa/Sierra California Associates, L.L.C.
30.	Champaign Williamson Franklin, L.L.C.
31.	Chardon Ohio Property Holdings, L.L.C.
32.	Chardon Ohio Property, L.L.C.
33.	Chatham Aviv, L.L.C.
34.	Chippewa Valley, L.L.C.
35.	Clarkston Care, L.L.C.
36.	Clayton Associates, L.L.C.
37.	Colonial Madison Associates, L.L.C.
38.	Columbus Texas Aviv, L.L.C.
39.	Columbus Western Avenue, L.L.C.
40.	Colville Washington Property, L.L.C.
41.	Commerce Nursing Homes, L.L.C.
42.	Commerce Sterling Hart Drive, L.L.C.
43.	Conroe Rigby Owen Road, L.L.C.

[Schedule II – 14th Supplemental Indenture – 2022 Notes]

44.	CR Aviv, L.L.C.
45.	Crete Plus Five Property, L.L.C.
46.	Crooked River Road, L.L.C.
47.	Cuyahoga Falls Property, L.L.C.
48.	Dallas Two Property, L.L.C.
49.	Danbury ALF Property, L.L.C.
50.	Darien ALF Property, L.L.C.
51.	Denison Texas, L.L.C.
52.	East Rollins Street, L.L.C.
53.	Edgewood Drive Property, L.L.C.
54.	Effingham Associates, L.L.C.
55.	Elite Mattoon, L.L.C.
56.	Elite Yorkville, L.L.C.
57.	Falcon Four Property Holding, L.L.C.
58.	Falcon Four Property, L.L.C.
59.	Falfurrias Texas, L.L.C.
60.	Florida ALF Properties, L.L.C.
61.	Florida Four Properties, L.L.C.
62.	Fort Stockton Property, L.L.C.
63.	Four Fountains Aviv, L.L.C.
64.	Fredericksburg South Adams Street, L.L.C.
65.	Freewater Oregon, L.L.C.
66.	Fullerton California, L.L.C.
67.	Gardnerville Property, L.L.C.
68.	Germantown Property, L.L.C.
69.	Giltex Care, L.L.C.
70.	Glendale NH Property, L.L.C.
71.	Gonzales Texas Property, L.L.C.
72.	Great Bend Property, L.L.C.
73.	Greenville Kentucky Property, L.L.C.
74.	Heritage Monterey Associates, L.L.C.
75.	HHM Aviv, L.L.C.
76.	Hidden Acres Property, L.L.C.
77.	Highland Leasehold, L.L.C.
78.	Hobbs Associates, L.L.C.
79.	Hot Springs Aviv, L.L.C.
80.	Houston Texas Aviv, L.L.C.
81.	Hutchinson Kansas, L.L.C.
82.	Idaho Associates, L.L.C.
83.	Illinois Missouri Properties, L.L.C.
84.	Iowa Lincoln County Property, L.L.C.
85.	Jasper Springhill Street, L.L.C.
86.	Kansas Five Property, L.L.C.
87.	Karan Associates Two, L.L.C.
88.	Karan Associates, L.L.C.
89.	Karissa Court Property, L.L.C.

[Schedule II – 14th Supplemental Indenture – 2022 Notes]

90.	KB Northwest Associates, L.L.C.
91.	Kentucky NH Properties, L.L.C.
92.	Kingsville Texas, L.L.C.
93.	Louisville Dutchmans Property, L.L.C.
94.	Magnolia Drive Property, L.L.C.
95.	Manor Associates, L.L.C.
96.	Mansfield Aviv, L.L.C.
97.	Massachusetts Nursing Homes, L.L.C.
98.	McCarthy Street Property, L.L.C.
99.	Minnesota Associates, L.L.C.
100.	Mishawaka Property, L.L.C.
101.	Missouri Associates, L.L.C.
102.	Missouri Regency Associates, L.L.C.
103.	Montana Associates, L.L.C.
104.	Monterey Park Leasehold Mortgage, L.L.C.
105.	Mount Washington Property, L.L.C.
106.	Mt. Vernon Texas, L.L.C.
107.	Murray County, L.L.C.
108.	Muscatine Toledo Properties, L.L.C.
109.	N.M. Bloomfield Three Plus One Limited Company
110.	N.M. Espanola Three Plus One Limited Company
111.	N.M. Lordsburg Three Plus One Limited Company
112.	N.M. Silver City Three Plus One Limited Company
113.	New Hope Property, L.L.C.
114.	Newtown ALF Property, L.L.C.
115.	Nicholasville Kentucky Property, L.L.C.
116.	North Royalton Ohio Property, L.L.C.
117.	Norwalk ALF Property, L.L.C.
118.	Oakland Nursing Homes, L.L.C.
119.	October Associates, L.L.C.
120.	Ogden Associates, L.L.C.
121.	OHI Asset (FL) Lutz, LLC
122.	Ohio Aviv Three, L.L.C.
123.	Ohio Aviv Two, L.L.C.
124.	Ohio Aviv, L.L.C.
125.	Ohio Indiana Property, L.L.C.
126.	Ohio Pennsylvania Property, L.L.C.
127.	Oklahoma Two Property, L.L.C.
128.	Oklahoma Warr Wind, L.L.C.
129.	Omaha Associates, L.L.C.
130.	Orange ALF Property, L.L.C.
131.	Orange, L.L.C.
132.	Oregon Associates, L.L.C.
133.	Oso Avenue Property, L.L.C.
134.	Ostrom Avenue Property, L.L.C.
135.	Peabody Associates Two, L.L.C.

[Schedule II – 14th Supplemental Indenture – 2022 Notes]

136.	Peabody Associates, L.L.C.
137.	Pennington Road Property, L.L.C.
138.	Pocatello Idaho Property, L.L.C.
139.	Pomona Vista L.L.C.
140.	Prescott Arkansas, L.L.C.
141.	Raton Property Limited Company
142.	Ravenna Ohio Property, L.L.C.
143.	Red Rocks, L.L.C.
144.	Richland Washington, L.L.C.
145.	Riverside Nursing Home Associates Two, L.L.C.
146.	Riverside Nursing Home Associates, L.L.C.
147.	Rockingham Drive Property, L.L.C.
148.	Rose Baldwin Park Property L.L.C.
149.	S.C. Portfolio Property, L.L.C.
150.	Salem Associates, L.L.C.
151.	San Juan NH Property, LLC
152.	Sandalwood Arkansas Property, L.L.C.
153.	Santa Ana-Bartlett, L.L.C.
154.	Santa Fe Missouri Associates, L.L.C.
155.	Savoy/Bonham Venture, L.L.C.
156.	Searcy Aviv, L.L.C.
157.	Sedgwick Properties, L.L.C.
158.	Seguin Texas Property, L.L.C.
159.	Sierra Ponds Property, L.L.C.
160.	Skyview Associates, L.L.C.
161.	Southeast Missouri Property, L.L.C.
162.	Southern California Nevada, L.L.C.
163.	St. Joseph Missouri Property, L.L.C.
164.	Star City Arkansas, L.L.C.
165.	Stephenville Texas Property, L.L.C.
166.	Stevens Avenue Property, L.L.C.
167.	Sun-Mesa Properties, L.L.C.
168.	Texas Fifteen Property, L.L.C.
169.	Texas Four Property, L.L.C.
170.	Texhoma Avenue Property, L.L.C.
171.	Tujunga, L.L.C.
172.	Tulare County Property, L.L.C.
173.	VRB Aviv, L.L.C.
174.	Washington Idaho Property, L.L.C.
175.	Washington-Oregon Associates, L.L.C.
176.	Watauga Associates, L.L.C.
177.	Wellington Leasehold, L.L.C.
178.	West Pearl Street, L.L.C.
179.	West Yarmouth Property I, L.L.C.
180.	Wheeler Healthcare Associates, L.L.C.
181.	Whitlock Street Property, L.L.C.

[Schedule II – 14th Supplemental Indenture – 2022 Notes]

182.	Willis Texas Aviv, L.L.C.
183.	Yuba Aviv, L.L.C.

[Schedule II – 14th Supplemental Indenture – 2022 Notes]